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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 16, 2004

                         Global Aircraft Solutions, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                    000-28575                   84-1108499
         ------                    ---------                   ----------
       (State of                (Commission File             (IRS Employer
     Incorporation)                  Number)               Identification No.)

                         P.O. Box 23009 Tucson, AZ 85734
                         -------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
                                 --------------
              (Registrant's telephone number, including area code)


                       Renegade Venture (NEV) Corporation
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          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 5.03. Amendments to Articles of Incorporation or By Laws; Change in Fiscal Year

On October 26, 2004, the shareholders of Renegade Venture (NEV) Corporation (the "Company"), a Nevada corporation, approved two (2) amendments to the Certificate of Incorporation of the Company; (1) changing the Company name from Renegade Venture (NEV) Corporation to Global Aircraft Solutions, Inc. and (2) amending Article Fifth, Capital Stock, of the Company's Certificate of Incorporation increasing the authorized shares of common stock from 50,000,000 to 100,000,000. On December 10, 2004 the Company filed an Amended and Restated Certificate of Incorporation with the Nevada Secretary of State to effect such name change and an increase in the number of authorized shares of common stock.

The Over The Counter Bulletin Board Trading Symbol has also been changed from RDVN to GACF effective December 17, 2004. The new CUSIP number for Global Aircraft Solutions, Inc. is 378964100.


ITEM 9.01  Financial Statements and Exhibits

(c)    Exhibits


Exhibit No.                 Document
-----------                 --------

3.1 Amended and Restated Certificate of Incorporation of Global Aircraft Solutions, Inc., formerly Renegade Venture (NEV) Corporation


99.1       Certificate of Amendment filed with the Nevada Secretary of State.

99.2       Press Release of Global Aircraft Solutions, Inc. dated December 16,
           2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 16, 2004
                                      Renegade Venture (NEV) Corporation
                                      (Registrant)

                                 By:  /s/ John Sawyer
                                      ------------------------------------------
                                      Name:   John Sawyer
                                      Title:  President